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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 29, 1994

                           Heritage Media Corporation
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              (Exact name of registrant as special in its charter)


            Iowa                     1-10015                42-1299303
       ---------------          ----------------          --------------
       (State or other          (Commission File           (IRS Employer
       jurisdiction of               Number)              Identification
       incorporation)                                         Number)

  13355 Noel Road, Ste. 1500, Dallas, Texas                 75240
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   (Address of principal executive office)                (Zip Code)


Registrant's telephone number,
  including area code:  (214) 702-7380

                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 1.   OTHER EVENTS.

          On August 15, 1994, the Board of Directors of Heritage Media Corporation, an Iowa corporation (the "Company"), declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of Class A Common Stock, $.01 par value, and Class C Common Stock, $.01 par value (collectively, the "Common Stock"), of the Company. The dividend is payable to shareholders of record on August 29, 1994 (the "Record Date"). Each Right will entitle the registered holder thereof, until the earlier of August 29, 2004 (the "Final Expiration Date") and the redemption or exchange of the Rights, to purchase from the Company one one-hundredth (1/100) of a share of Series A Junior Participating Preferred Stock, without par value (the "Series A Preferred Stock"), of the Company at a purchase price of $70.00, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in the Rights Agreement dated as of August 15, 1994 (the "Rights Agreement"),

          The Rights will be represented by the certificates for the Common Stock, together with a copy of the Summary of Rights to Purchase Shares of Series A Junior Participating Preferred Stock substantially in the form of Exhibit C to the Rights Agreement (the "Summary of Rights"), will not be exercisable and will not be transferable apart from the Common Stock until the earlier of (i) the tenth day after a public announcement that a Person (as defined in the Rights Agreement), other than the Company, any Subsidiary (as so defined) of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan, alone or together with Affiliates (as so defined) and Associates (as so defined) of such Person (an "Acquiring Person"), has become the Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock (or, if such date occurs before the Record Date, the Record Date) or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, an offer the consummation of which would result in a Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan) beneficially owning 15% or more of the outstanding shares of Common Stock (the earlier of (i) or (ii) being called the "Distribution Date").

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          Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after August 29, 1994 upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any Common Stock certificates outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. Following the Distribution Date, or, with respect to shares of Common Stock issued on or after the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date by reason of the exercise of any option, warrant, right or conversion or exchange privilege contained in any option, warrant, right or convertible or exchangeable security issued by the Company prior to the Distribution Date (other than the Rights), simultaneously with the issuance of such shares of Common Stock, shares of Common Stock as of such date. The Rights may then begin trading separately from the shares of Common Stock.

          In the event that on or after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (the "Share Acquisition Date") the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold in one or a series of transactions (other than in the ordinary course of business), proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price of the Right. In the event that any Person, together with its Affiliates and Associates, becomes the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock of the Company having a market value of two times the Purchase Price of the Right. Under no circumstances may a Right be exercised following the occurrence of an event set forth in the preceding sentence prior to the expiration of the Company's right of redemption.

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          At any time prior to the earlier to occur of (i) the tenth business day (subject to extension) after the Share Acquisition Date or (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at the price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after August 15, 1994 (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such bases and with such conditions as the Board of Directors in its sole discretion may establish. After the redemption period has expired, the Company's right of redemption may be reinstated in certain instances if an Acquiring Person reduces its beneficial ownership to 10% or less of the outstanding shares of Common Stock of the Company in a transaction or series of transactions not involving the Company. Promptly upon the action of the Board of Directors of the Company electing to redeem the Rights, the Company shall make announcement thereof, and from and after the date of such election by the Board of Directors to redeem the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price per Right.

the acquisition by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, of 50% or more of the outstanding shares of Common Stock of the Company, the Board of Directors of the Company may exchange the Rights (other than those Rights owned by the Acquiring Person or its Affiliates or Associates which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock or common stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

          The Rights are not exercisable until the Distribution Date. The Rights will expire on the Final Expiration Date, unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described herein. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

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          The Purchase Price payable, and the number of shares of Series A
Preferred Stock, Common Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock, (ii) upon the grant to holders of the shares of Series A Preferred Stock of certain rights or warrants to subscribe for or purchase shares of Series A Preferred Stock at a price, or securities convertible into shares of Series A Preferred Stock with a conversion price, less than the then current market price of the shares of Series A Preferred Stock or (iii) upon the distribution to holders of the shares of Series A Preferred Stock of evidences of indebtedness or assets (excluding a regular quarterly cash dividend not in excess of 125% of the rate of the last regular quarterly cash dividend theretofore paid on, or a dividend payable in shares of, Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above).

          The number of outstanding Rights and the number of one one-hundredths of a share of Series A Preferred Stock, Common Stock or other securities or property issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or Distribution Date.

          Shares of Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series A Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $.25 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation of the Company, the holders of the shares of Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of the shares of Series A Preferred Stock shall be entitled to an aggregate payment of 100 times the payment made per share of Common Stock, as adjusted to reflect any dividend on the Common Stock payable in shares of Common Stock or any subdivision, combination or reclassification of the Common Stock. Each share of Series A Preferred Stock will have 100 votes and vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

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          Because of the nature of the dividend, liquidation and voting rights of the Series A Preferred Stock, the value of the one one-hundredth interest in a share of Series A Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Series A Preferred Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Series A Preferred Stock) and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock or Series A Preferred Stock on the last trading day prior to the date of exercise.

          The terms of the Rights may be amended by the Board of Directors of the Company in any manner (including to shorten or lengthen any time period such as the redemption period) at any time prior to the Distribution Date and thereafter by the Board in certain respects, including: (a) generally to shorten or lengthen any time period, PROVIDED, HOWEVER, that the Rights Agreement cannot be amended to lengthen (i) any time period unless (A) approved by a majority of the Disinterested Directors (as defined in the Rights Agreement) and (B) such lengthening is for the benefit of the holders of the then redeemable; and (b) other amendments not adverse to the interests of holders of the Rights.

          One Right will be distributed to shareholders of the Company for each share of Common Stock owned of record by them on August 29, 1994. The Company will issue one Right with each share of Common Stock that shall become outstanding prior to the Distribution Date. In addition, Rights will be issued (unless the Board of Directors otherwise provides) with each share of Common Stock issued before or after the Distribution Date upon the conversion of convertible securities or the exercise of options issued or granted prior to the Distribution Date.

          The Rights have certain antitakeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors of the Company. The Rights should not interfere with any merger or other business combination approved by the Board of Directors because the Rights may be redeemed by the Company at $.01 per Right as described above.

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          The Rights Agreement specifying the terms of the Rights, which includes as exhibits thereto the form of Rights Certificate and the form of Summary of Rights, is filed herewith as Exhibit 4a. A copy of the Articles of Amendment establishing the terms of the Series A Preferred Stock, which was filed with the Secretary of State of the State of Iowa, is filed hereto as
Exhibit 3. Filed herewith as Exhibit 21 is the form of press release of the Company announcing the declaration of the Rights. The aforementioned exhibits hereto are incorporated herein by reference and the foregoing description of the Rights and the Series A Preferred Stock is qualified in its entirety by reference to such exhibits.

Item 7.   EXHIBITS.

          3 Articles of Amendment establishing the terms of the Series A Junior Participating Preferred Stock, without par value, of the Company, as filed with the Iowa Secretary of State.

          4a Rights Agreement dated as of August 15, 1994, between Heritage Media Corporation and The Bank of New York, as Rights Agent, which includes as exhibits thereto, the form of the Rights Certificate and the Summary of Rights.

          4b Articles of Amendment establishing the terms of the Series A Junior Participating Preferred Stock, without par value, of the Company, as filed with the Iowa Secretary of State, is incorporated by reference to Exhibit 3 hereto.

          10 Rights Agreement dated as of August 15, 1994, between Heritage Media Corporation and The Bank of New York, as Rights Agent, which includes as exhibits thereto, the form of the Rights reference to Exhibit 4a hereto.

          99   Form of press release dated August 15, 1994.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        HERITAGE MEDIA CORPORATION


Date:  August 29, 1994             By:     /s/ Joseph D. Mahaffey
                                        ---------------------------------------
                                        Name:  Joseph D. Mahaffey
                                        Title: Executive Vice President
                                                and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit
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  3            Articles of Amendment establishing the terms of the Series A
               Junior Participating Preferred Stock, without par value, of the Company, as filed with the Iowa Secretary of State.

  4a Rights Agreement dated as of August 15, 1994, between Heritage Media Corporation and The Bank of New York, as Rights Agent, which includes as exhibits thereto, the form of the Rights Certificate and the Summary of Rights.

  99           Form of press release dated August 15, 1994.

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